Letter To Shareholders                                  ACM Managed Income Fund
===============================================================================

October 3, 1997

Dear Shareholder:

The annual reporting period for ACM Managed Income Fund ended on August 31, 1997. Since our last report to you dated February 28, 1997, the U.S. bond market has posted modest returns. After moving lower during the first quarter as interest rates rose, the market rallied strongly over the summer to end the period with moderate gains. Within the traditional bond market (i.e. governments, investment grade corporates, mortgage-backed securities and asset-backed securities), the yield-oriented sectors (investment grade corporates and mortgage-backed securities) were the best performing. The high yield sector continued to benefit from the strong economy and stable credit environment. As a result, this sector posted solid gains and outperformed all sectors of the traditional market.


INVESTMENT RESULTS

For the six months ended August 31, 1997, we are pleased to report that the ACM Managed Income Fund returned 7.29% on a net asset value basis. The current dividend distribution rate is 9% based on the August 31, 1997 market price of $10.00 per share. Over the 12-month period ended August 31, 1997, the Fund achieved a total return of 20.38% on a net asset value basis.

Your Fund's outperformance can be attributed to strong performance of the Fund's corporate holdings, particularly non-investment grade bonds. The portfolio's modestly longer duration (relative to the benchmark) also contributed positively to performance as longer-duration securities outperformed shorter-duration securities as interest rates fell during the period. By contrast, the fixed income market as a whole was up 4.39% over the past six months and 10.00% over the past year as measured by the Lehman Brothers Aggregate Bond Index.


INVESTMENT RESULTS*

Period Ended August 31, 1997

                                     Total Return
                                  6 Months  12 Months
                                  --------  ---------
ACM Managed
  Income Fund                       7.29%      20.38%
Lehman Brothers
  Aggregate Bond Index              4.39%      10.00%

* The Fund's investment results are cumulative total returns for the period and are based on the net asset value as of August 31, 1997. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

The Lehman Brothers Aggregate Bond Index is composed of the Mortgage Backed and Asset Backed Securities Indices and the Government/Corporate Bond Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. Returns for the Fund and its comparative index include the reinvestment of any distributions paid during the period. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in the index.


ECONOMIC REVIEW

The U.S. economy has continued to perform strongly since our last report. Led by continued strength in the labor market, the unemployment rate dropped to 20-year lows during the first quarter and wages continued to climb. In response to the continued economic strength and what were viewed as mounting inflationary pressures, the Federal Reserve Bank raised short-term interest rates in March. Overall, economic growth, which had risen to 4.3% at the end of 1996, further accelerated to 4.9% during the first three months of 1997.

More recent data show that the economy slowed in the second quarter, but continued to grow at a robust clip. The Commerce Department, which had initially estimated second quarter growth at 2.2%, revised up its estimate for the spring quarter's Gross Domestic Product (GDP) growth to 3.3%. The main causes for

                                                         ACM Managed Income Fund
================================================================================

this revision were significant upward corrections in exports and the rate of inventory growth. Although the growth contributions from these components are unlikely to be repeated during the second half of 1997, the stronger growth rate reveals that the U.S. economy entered the third quarter with much more momentum than originally thought. Preliminary data indicate that the labor market remains strong with an estimated 200,000 jobs created in August (adjusted for the effects of the UPS strike). Meanwhile, consumer confidence remains near its recent highs and consumer spending continues to be strong.

In spite of an increase in wage pressures, inflation remained very well-behaved during the period. Consumer prices increased at a 1.6% annual rate in the first eight months of the year and are up 2.2% from the same period last year. Wholesale inflation, as measured by the Producer Price Index, fell for an unprecedented seven months in a row before finally showing an increase in August. Overall, producer prices are down 0.2% from year earlier levels.


INVESTMENT OUTLOOK

We expect economic activity to slow towards the end of 1997. Consumer confidence has reached new highs, real income is growing solidly, and the labor market remains strong, with unemployment at 4.9%. With multi-quarter growth trending above the level historically considered to be non-inflationary, Federal Reserve policy makers will continue to closely monitor inflationary pressures with a predisposition towards increasing rates at the first sign of economic overheating.

Given our expectations for low inflation and strong economic growth over the next six months, we expect to maintain the portfolio's current emphasis on the yield-oriented sectors. We continue to have a favorable outlook for the high yield market. The strong U.S. economy will provide solid support for this market sector and, with interest rates trading within a relatively narrow range, investor demand for higher yields should remain strong. However, as the economy begins to slow, security selection within the high yield sector will take on added importance. We will continue to review each security using a fundamental, bottom-up approach.

Thank you for your continued interest in ACM Managed Income Fund. We look forward to reporting its progress and market activity to you in the coming months.


Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Wayne D. Lyski

Wayne D. Lyski
Senior Vice President

PORTFOLIO OF INVESTMENTS
August 31, 1997                                         ACM Managed Income Fund
===============================================================================

Moody's                                       Principal
Investor                                        Amount
Ratings+                                         (000)                 Value
--------------------------------------------------------------------------------
   U.S. GOVERNMENT
     OBLIGATIONS-59.0%
   U.S. Treasury Bonds-28.3%
      6.25%, 8/15/23........................ $     1,250             $ 1,183,204
      6.625%, 2/15/27.......................      12,000              11,981,256
      8.125%, 8/15/19.......................      12,500              14,542,975
      12.375%, 5/15/04......................      32,300              42,827,797
      14.00%, 11/15/11......................       8,700              13,194,098
                                                                     -----------
                                                                      83,729,330
                                                                     -----------
     U.S. Treasury Notes-17.9%
      6.125%, 8/15/07.......................      23,000              22,647,824
      6.25%, 7/31/98........................       2,600               2,612,189
      6.25%, 10/31/01.......................      10,000              10,018,760
      6.25%, 2/15/07........................      17,800              17,627,571
                                                                     -----------
                                                                      52,906,344
                                                                     -----------
     U.S. Treasury Strips-12.8%
      Zero coupon, 5/15/09..................       2,880               1,341,542
      Zero coupon, 5/15/10..................      19,130               8,306,533
      Zero coupon, 2/15/11..................      16,500               6,793,545
      Zero coupon, 5/15/14..................      65,100              21,316,735
                                                                     -----------
                                                                      37,758,355
                                                                     -----------
     Total U.S. Government Obligations
      (cost $176,246,467)...................                         174,394,029
                                                                     -----------
     CORPORATE
      OBLIGATIONS-43.2%
     BASIC INDUSTRIES-1.8%
B3    MAXXAM Group
      Holdings, Inc.,
      12.00%, 8/01/03.......................       5,000               5,375,000
                                                                     -----------

     BROADCASTING
      & CABLE-7.5%
Caa   American Telecasting,
       Inc.,
      14.50%, 8/15/05(a)....................       5,000               1,625,000
B3    Digital Television
       Services,
      12.50%, 8/01/07(b)....................       3,000               3,000,000
B2    Intermedia Capital
       Partners,
      11.25%, 8/01/06.......................       3,000               3,285,000
B3    Optel, Inc., Series B
      13.00%, 2/15/05 (c)...................       5,000               4,850,000

Moody's                                       Principal
Investor                                        Amount
Ratings+                                         (000)                 Value
--------------------------------------------------------------------------------
B1    Telemundo Group, Inc.,
      7.00%, 2/15/06(d)..................... $     6,000             $ 5,850,000
B3    Winstar
       Equipment Corp.,
      12.50%, 3/15/04(b)....................       3,500               3,552,500
                                                                     -----------
                                                                      22,162,500
                                                                     -----------
     CHEMICALS-1.1%
B1    Kaiser Aluminum &
       Chemical Corp.,
      10.875%, 10/15/06.....................       3,000               3,270,000
                                                                     -----------
     CONSUMER PRODUCTS
      & SERVICES-5.1%
B3    Renaissance Cosmetics,
       Inc.,
      11.75%, 2/15/04.......................       2,500               2,512,500
      Riverwood International
      Corp.,
B3    10.625%, 8/01/07(b)...................       3,000               5,087,500
Caa   10.875%, 4/01/08......................       5,000               2,880,000
NR    Waterford Gaming
       L.L.C.,
      12.75%, 11/15/03......................       4,000               4,475,000
                                                                     -----------
                                                                      14,955,000
                                                                     -----------
     ENERGY-2.8%
B1    National Energy
       Group, Inc.,
      10.75%, 11/01/06......................       1,500               1,545,000
B3    Transamerican Energy,
       Inc.,
      11.50%, 6/15/02(b)....................       7,000               6,842,500
                                                                     -----------
                                                                       8,387,500
                                                                     -----------
     FINANCIAL-2.2%
B2    Cityscape Financial
       Corp.,
      12.75%, 6/01/04(b)....................       4,000               3,320,000
B3    Coleman Escrow Corp.,
       Zero Coupon,
      5/15/01(b)............................       5,000               3,300,000
                                                                     -----------
                                                                       6,620,000
                                                                     -----------

Portfolio Of Investments (continued)                     ACM Managed Income Fund
================================================================================

Moody's                                       Principal
Investor                                        Amount
Ratings+                                         (000)                 Value
-------------------------------------------------------------------------------
      INDUSTRIAL-6.9%

B3     Amtrol Acquisition,
        Inc.,
        10.625%, 12/31/06................... $     4,250           $  4,483,750
B2     Anchor Glass Corp.,
        11.25%, 4/01/05 (b).................       2,500              2,737,500
B3     Belden & Blake
        Energy Co.,
        9.875%, 6/15/07(b)..................       4,000              3,990,000
B3     Delta Mills, Inc.,
        9.625%, 9/01/07(b)..................       2,000              2,010,000
NR     GST Equipment Corp.,
        13.25%, 5/01/07 (b).................       5,000              5,500,000
B3     MVE, Inc.,
        12.50%, 2/15/02.....................       1,500              1,543,125
                                                                   ------------
                                                                     20,264,375
                                                                   ------------
      LEISURE &
       ENTERTAINMENT-1.0%
B3     Alliance Gaming Corp.,
        10.00%, 8/01/07(b)..................       3,000              2,925,000
                                                                   ------------
      OIL & GAS-1.3%
Caa    DeepTech
        International, Inc.,
        12.00%, 12/15/00....................       3,500              3,727,500
                                                                   ------------
      PLASTICS-1.9%
B3     Crain Industries, Inc.,
        13.50%, 8/15/05.....................       5,000              5,712,500
                                                                   ------------
      TECHNOLOGY-2.6%
B1     Unisys Corp.,
        12.00%, 4/15/03,
        Series B............................       7,000              7,717,500
                                                                   ------------
      TELECOMMUNICATIONS-7.6%
NR     American Communications
        Services, Inc.,
        13.75%, 7/15/07(b)..................       3,000              3,187,500

Moody's                                       Principal
Investor                                        Amount
Ratings+                                         (000)                 Value
-------------------------------------------------------------------------------
B2      Goss Graphic Systems,
         Inc.,
         12.00%, 10/15/06...................       3,000              3,345,000
B3      Iridium L.L.C. Capital
         Corp.,
         14.00%, 7/15/05(b).................       5,000              5,350,000
B2      Orion Network Systems,
         Inc.,
         11.25%, 1/15/07....................       4,950              5,420,250
B3      Price Communications
         Wireless, Inc.,
         11.75%, 7/15/07(b).................       5,000              5,237,500
                                                                   ------------
                                                                     22,540,250
                                                                   ------------
     TRANSPORTATION-1.4%
B3    Johnstown America
       Industries, Inc.,
       11.75%, 8/15/05......................       4,000              4,220,000
                                                                   ------------
     Total Corporate Obligations
      (cost $122,267,128)...................                        127,877,125
                                                                   ------------
     YANKEE OBLIGATIONS-7.7%
B1    Central European Media
       Entertainment, Class A,
       9.375%, 8/15/04......................       3,000              3,000,000
B2    Innova S De R.L.,
       12.875%, 4/01/07(b)..................       5,000              5,287,500
B1    Ivaco, Inc.,
        11.50%, 9/15/05.....................       3,500              3,885,000
B3    Microcell
       Telecommunications, Inc.,
       14.00%, 6/01/06......................       3,000              1,920,000
Ba3   Murrin Murrin
       Holdings,
       9.375%, 8/31/07(b)...................       4,000              3,990,408
B2    TFM S.A. De CV,
       10.25%, 6/15/07(b)...................       4,500              4,635,000
                                                                   ------------
     Total Yankee Obligations
      (cost $21,907,076)....................                         22,717,908
                                                                   ------------

Portfolio Of Investments (continued)                    ACM Managed Income Fund
===============================================================================

                                           Shares                Value
-------------------------------------------------------------------------------
COMMON STOCKS &
 OTHER INVESTMENTS-0.2%
 Eye Care Centers of America,
  Inc., Warrants, expiring
  10/01/03(e)(f).........................   3,000             $    13,500
  Microcell
   Telecommunications, Inc.,
   Conditional Warrants(f)...............  12,000                   7,500
   Warrants, expiring
   12/31/97(f)(g)........................  12,000                 169,500
  Pegasus Media
   & Communications,
   Inc.(f)...............................   9,025                 120,709
  RSL Communications, Ltd.,
   Warrants, expiring
   11/15/06(f)(h)........................   5,000                 300,000
                                                             ------------
  Total Common Stocks
   & Other Investments
   (cost $235,653).......................                         611,209
                                                             ------------

                                         Principal
                                           Amount
                                           (000)                 Value
-------------------------------------------------------------------------------
 TIME DEPOSIT-1.4%
  State Street Bank & Trust Co.,
   5.25%, 9/02/97
   (cost $4,011,000)..................... $ 4,011            $  4,011,000
                                                             ------------
 TOTAL INVESTMENTS-111.5%
  (cost $324,667,324)....................                     329,611,271
 Other assets
   less liabilities-(11.5%)..............                     (33,936,823)
                                                             ------------
  NET ASSETS-100.0%......................                    $295,674,448
                                                             ============

-------------------------------------------------------------------------------
 +   Unaudited
(a) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.
(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 1997, the market value of these securities aggregated $69,952,908 or 23.7% of net assets.
(c)  Consists of $5,000,000 senior notes and 5,000 shares of common stock.
(d)  Stated rate in effect until 2/15/99, 10.50% thereafter until maturity.
(e) Each warrant entitles the holder to purchase .4522 shares of Common Stock. The warrants are exercisable from 10/01/98 to 10/01/03.
(f)  Non-income producing security.
(g) Each warrant entitles the holder to purchase 3.072 shares of Common Stock. The warrants are excercisable from 6/13/96 to 12/31/97.
(h) Each warrant entitles the holder to purchase 1.815 shares of Common Stock. The warrants are exercisable from 10/03/97 to 11/15/06.

     Glossary:
     NR - Not Rated.

See notes to financial statements.

Statement Of Assets And Liabilities
August 31, 1997                                          ACM Managed Income Fund
================================================================================

ASSETS
 Investments in securities, at value (cost $324,667,324).........   $329,611,271
 Cash............................................................            829
 Interest receivable.............................................      5,038,589
 Prepaid expenses and other assets...............................         14,219
                                                                    ------------
 Total assets....................................................    334,664,908
                                                                    ------------

LIABILITIES
 Payable for investment securities purchased.....................     38,637,810
 Advisory fee payable............................................        160,209
 Administrative fee payable......................................         49,295
 Accrued expenses and other liabilities..........................        143,146
                                                                    ------------
 Total liabilities...............................................     38,990,460
                                                                    ------------
NET ASSETS.......................................................   $295,674,448
                                                                    ============

COMPOSITION OF NET ASSETS
 Preferred Stock, $.01 par value per share; 1,900 shares
  Remarketed Preferred Stock authorized, 950 shares issued
   and outstanding at $100,000 per share liquidation preference..   $ 95,000,000
 Common Stock, $.01 par value per share; 299,998,100 shares
  authorized, 21,986,075 shares issued and outstanding...........        219,861
 Additional paid-in capital......................................    197,627,723
 Undistributed net investment income.............................      2,338,632
 Accumulated net realized loss on investments....................     (4,455,715)
 Net unrealized appreciation of investments......................      4,943,947
                                                                    ------------
                                                                    $295,674,448
                                                                    ============

NET ASSET VALUE PER SHARE OF COMMON STOCK
 ($295,674,448 less Remarketed Preferred Stock at
  liquidation value of $95,000,000 divided by 21,986,075 shares
  of Common Stock outstanding)...................................          $9.13

--------------------------------------------------------------------------------
See notes to financial statements

Statement Of Operations
For the Year Ended August 31, 1997                       ACM Managed Income Fund
================================================================================

INVESTMENT INCOME
 Interest............................................               $ 29,394,741

EXPENSES
 Advisory fee........................................   $1,862,555
 Administrative fee..................................      573,093
 Remarketed Preferred Stock-remarketing agent's fees.      240,798
 Transfer agency.....................................       85,107
 Audit & legal.......................................       75,289
 Custodian...........................................       36,802
 Registration fees...................................       32,183
 Reports and notices to shareholders.................       25,668
 Taxes...............................................       22,968
 Directors' fees and expenses........................       22,255
 Miscellaneous.......................................       29,224
                                                        ----------
 Total expenses......................................                  3,005,942
                                                                    ------------
 Net investment income...............................                 26,388,799
                                                                    ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain on investment transactions........                 10,751,417
 Net change in unrealized depreciation of investments                  5,277,153
                                                                    ------------
 Net gain on investments.............................                 16,028,570
                                                                    ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS...........               $ 42,417,369
                                                                    ============

Statement Of Changes In Net Assets
================================================================================
                                                        For the Year Ended
                                                             August 31,
                                                      --------------------------
                                                          1997           1996
                                                      ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
 Net investment income............................... $ 26,388,799  $ 25,683,402
 Net realized gain on investment transactions........   10,751,417     1,247,689
 Net change in unrealized appreciation
  (depreciation) of investments......................    5,277,153      (527,220)
                                                      ------------  ------------
Net increase in net assets from operations...........   42,417,369    26,403,871

DIVIDENDS TO SHAREHOLDERS
 Common Stock:
 Dividends from net investment income................  (19,578,018)  (17,586,112)
 Remarketed Preferred Stock:
 Dividends from net investment income................   (6,400,824)   (4,308,241)

COMMON STOCK TRANSACTIONS
 Reinvestment of dividends resulting in the
 issuance of Common Stock............................    3,987,994     4,169,410
                                                      ------------  ------------
 Total increase......................................   20,426,521     8,678,928
NET ASSETS
 Beginning of year...................................  275,247,927   266,568,999
                                                      ------------  ------------
 End of year (including undistributed
   net investment income of
    $2,338,632 and $1,892,480, respectively)......... $295,674,448  $275,247,927
                                                      ============  ============

-------------------------------------------------------------------------------
See notes to financial statements.

Notes To Financial Statements
August 31, 1997                                         ACM Managed Income Fund
===============================================================================

NOTE A: Significant Accounting Policies

ACM Managed Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.


1. Security Valuation

Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities for which market quotations are not readily available and restricted securities which are subject to limitations as to their resale are valued in good faith at fair value using methods determined by the Board of Directors. Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.


2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the investments are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.


4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to book and tax differences on accrual of income, resulted in a net increase in accumulated net realized losses and a corresponding increase in undistributed net investment income. This reclassification had no affect on net assets.

Notes To Financial Statements (continued)                ACM Managed Income Fund
================================================================================

NOTE B: Advisory and Administrative Fees

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management, L.P. (the "Adviser") an advisory fee equal to an annualized rate of .65 of 1% of the average adjusted weekly net assets of the Fund during the month.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $2,915 during the year ended August 31, 1997.

Under the terms of an Administrative Agreement, the Fund pays Princeton Administrators, L.P. (the "Administrator") a monthly fee equal to an annualized rate of .20 of 1% of the Fund's average adjusted weekly net assets. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities, short term investments and options) aggregated $453,908,409 and $487,226,077 respectively, for the year ended August 31, 1997. There were purchases of $338,989,541 and sales of $309,790,825 of U.S. government and government agency obligations for the year ended August 31, 1997.

At August 31, 1997, the cost of investments for federal income tax purposes was $328,110,261. Accordingly, gross unrealized appreciation of investments was $7,700,186 and gross unrealized depreciation of investments was $6,199,176, resulting in net unrealized appreciation of $1,501,010.

For federal income tax purposes, the Fund had a capital loss carryforward at August 31, 1997 of $1,012,778 which will expire in 2004.

--------------------------------------------------------------------------------

NOTE D: Capital Stock

There are 300,000,000 shares of $.01 par value capital stock authorized.


Common Stock

There are 21,986,075 shares of common stock outstanding at August 31, 1997. During the years ended August 31, 1997 and August 31, 1996, the Fund issued 433,096 and 479,992 shares, respectively, in connection with the Fund's dividend reinvestment plan.


Preferred Stock

The Fund has issued and outstanding 950 shares of Remarketed Preferred Stock each at a liquidation value of $100,000 per share. The dividend rate on the Remarketed Preferred Stock may change generally every 28 days as set by the remarketing agent. The dividend rate on the Remarketed Preferred Stock is 5.375% and is effective through September 17, 1997.

Financial Highlights                                     ACM Managed Income Fund
================================================================================

Selected Data For A Share Of Common Stock Outstanding Throughout Each Year


                                                                                    Year Ended August 31,
                                                                 ------------------------------------------------------
                                                                    1997         1996       1995       1994       1993
                                                                 -------       ------     ------     ------    -------
Net asset value, beginning of year.......................        $  8.36       $ 8.14     $ 7.99     $10.79    $  9.32
                                                                 -------       ------     ------     ------    -------
Income From Investment Operations
---------------------------------
Net investment income....................................           1.20         1.20       1.18       1.16       1.18
Net realized and unrealized gain
 (loss) on investments and option
transactions.............................................            .76          .04        .30      (1.07)      1.63
                                                                 -------       ------     ------     ------    -------
Net increase in net asset value
 from operations.........................................           1.96         1.24       1.48        .09       2.81
                                                                 -------       ------     ------     ------    -------
Less: Dividends and Distributions
---------------------------------
Distributions to common shareholders:
  Dividends from net investment income..................            (.90)        (.83)      (.83)     (1.09)     (1.08)
  Distributions from net realized gains.................            -0-          -0-        -0-       (1.48)      (.09)
  Distributions in excess of net
   investment income....................................            -0-          -0-        (.09)      (.09)      -0-
  Tax return of capital distribution....................            -0-          -0-        (.16)      (.04)      -0-
Distributions to preferred shareholders:
   Common Stock equivalent of dividends
    paid to Remarketed Preferred
    shareholders........................................            (.29)        (.19)      (.25)      (.19)      (.17)
                                                                 -------       ------     ------     ------    -------
Total dividends and distributions.......................           (1.19)       (1.02)     (1.33)     (2.89)     (1.34)
                                                                 -------       ------     ------     ------    -------
Net asset value, end of year............................         $  9.13       $ 8.36     $ 8.14     $ 7.99    $ 10.79
                                                                 =======       ======     ======     ======    =======
Market value, end of year...............................         $10.000       $9.500     $9.375     $8.875    $11.375
                                                                 =======       ======     ======     ======    =======

Total Return
------------
Total investment return based on: (a)
   Market value.........................................           16.03%       11.39%     20.63%       .66%     24.82%
   Net asset value......................................           20.38%       12.89%     16.34%     (4.42%)    30.22%
Ratios/Supplemental Data
------------------------
Net assets, end of year (000's omitted)................         $295,674     $275,248   $266,569   $258,018   $301,379
Ratio of expenses to average net assets (b)............             1.05%        1.09%      1.07%      1.14%      1.05%
Ratio of net investment income to average net assets (b)            9.21%        9.30%      9.69%      8.32%      8.06%
Portfolio turnover rate................................              253%         360%       392%       366%       490%

--------------------------------------------------------------------------------
(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(b) The expense ratio and net investment income ratio do not reflect the effect of dividend payments to preferred shareholders

Report Of Ernst & Young LLP
Independent Auditors                                     ACM Managed Income Fund
================================================================================

To the Shareholders and Board of Directors
ACM Managed Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Managed Income Fund, Inc., including the portfolio of investments, as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Managed Income Fund, Inc. at August 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Ernst & Young LLP
New York, New York
October 6, 1997

Additional Information                                   ACM Managed Income Fund
================================================================================

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

             (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

             (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

                                                         ACM Managed Income Fund
================================================================================

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, a Senior Vice President of the Fund.

Supplemental Proxy Information

The Annual Meeting of Shareholders of The ACM Managed Income Fund, Inc. was held Friday, July 10, 1997. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                                  Shares Voted
                                                                         Shares     Without
                                                                       Voted For   Authority
----------------------------------------------------------------------------------------------
1. To elect directors:          Class Three Directors
                                (term expires in 2000)

                                Ruth Block
                                John D. Carifa                         20,320,749      299,273
                                Robert C. White                        20,349,654      270,368
                                                                       20,297,402      322,620
                                Class One Nominee
                                (term expires in 1998)
                                Donald J. Robinson                     20,354,138      265,884

                                                           Shares     Shares Voted      Shares
                                                          Voted For      Against      Abstaining
------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP
as the Fund's independent auditors for the Fund's
fiscal year ending August 31, 1997:                       20,249,645      95,514       274,863

                                                         ACM Managed Income Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
James R. Greene (1)
Donald J. Robinson (1)
Dr. James M. Hester (1)
Clifford L. Michel (1)
Robert C. White  (1)


OFFICERS

Wayne D. Lyski, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Wayne C. Tappe, Vice President
Christian G. Wilson, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller


ADMINISTRATOR

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095


COMMON STOCK:
CUSTODIAN, DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004


PREFERRED STOCK:
DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR

IBJ Schroder Bank & Trust Co.
1 State Street
New York, NY 10004


INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

-------------------------------------------------------------------------------
(1) Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Managed Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                     [This page intentionally left blank]

ACM Managed Income Fund
Summary of General Information


The Fund

ACM Managed Income Fund is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks to provide investors with a high level of total return by seeking both high current income and capital appreciation. In seeking this objective the Fund will invest primarily in U.S. Government securities and corporate fixed income securities. In addition, the Fund may utilize certain other investment techniques, including options and futures contracts.


Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "AMF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Bond Funds".


Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distribution in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218


ACM Managed Income Fund
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL[Logo]/(R)/


(R)These registered service marks used under license from the owner, Alliance Capital Management L.P.

MIFSR

                                      ACM
                             --------------------
                                    Managed
                             --------------------
                                  Income Fund
                             --------------------



                                     Annual Report
                                     August 31, 1997



                                     [Logo]ALLIANCE/(R)/